UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21750
Kayne Anderson Energy Total Return Fund, Inc.
  (Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002
 (Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2009
Date of reporting period: November 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The report of Kayne Anderson Energy Total Return Fund, Inc. (the “Registrant”) to stockholders for the year ended November 30, 2009 is attached below.

Kayne Anderson

Energy Total Return Fund

ANNUAL REPORT
NOVEMBER 30, 2009

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward- looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS
January 26, 2010
Dear Fellow Stockholders:
What a difference a year makes! At the end of fiscal year 2008, we had witnessed the collapse of the credit markets, the disappearance of many of Wall Street’s most prominent firms, the onset of a worldwide recession, and sharp declines in the overall capital markets, the energy markets and the MLP market. It was the worst year on record for our biggest sector allocation, the MLP market, which now comprises approximately 50% of our portfolio. During 2008, the Alerian MLP index declined an astonishing 39% in the twelve months ended November 30, 2008. Likewise, the Canadian Royalty Trust index declined 24%, the Marine Transportation index declined 68% and the Coal index was down 54%. While we pride ourselves on diversification and safety within the energy sector, it simply didn’t matter during 2008 in terms of performance.
While there were signs of improvement in January 2009, the market retreated again in February and March and retested the lows set in October and November of 2008. Quite fortunately, the picture at the end of fiscal year 2009 is remarkably different. The world economy shows signs of recovery. Commodity prices have strengthened, and futures prices for crude oil, natural gas and other energy commodities reflect expectations of a global economic recovery and higher worldwide demand for energy.
After retesting multi-year lows during the first calendar quarter of 2009, stock market performance for the last three quarters of the year was quite strong, which we believe was a reflection of increased confidence in an economic recovery and a desire on the part of investors to increase exposure to equities. The S&P 500 and the Dow Jones Industrial Average increased 22% and 17%, respectively, in the twelve months ended November 30, 2009. The performance of MLPs was even more impressive. As commodity prices increased and new capital became readily available, the MLP market staged an unprecedented recovery with the Alerian MLP index delivering a total return of over 59% for the twelve months ended November 30, 2009. This represented the best annual performance ever by MLPs. Fortunately, this strong performance has continued into 2010, with the Alerian MLP index rising 11% between November 30, 2009 and January 25, 2010. During fiscal 2009, we saw strong recoveries in our other sectors as well. On a total return basis the Canadian Royalty Trust index increased 21%, the Marine Transportation index was up 28% and the Coal index was up 78%.
At the beginning of fiscal 2009, the MLP sector suffered from three major issues: low commodity prices, uncertain access to capital, and general investor caution towards owning equity securities. The recession resulted in lower demand for energy-related commodities, causing commodity prices to fall significantly from their peaks in July 2008. Peak to trough, crude oil prices fell by 77%, natural gas prices fell by 82%, and prices for natural gas liquids (NGLs) fell by 78%. Exploration and production (E&P) companies cut their capital expenditure budgets and “shut in” production as a result of weak commodity prices. Declining NGL prices squeezed processing margins for gathering and processing (G&P) MLPs. All this led to concerns that declining throughput, prices and margins would force certain MLPs to cut their distributions.
At the same time, access to the capital markets became extremely limited, making it difficult for certain MLPs to fund capital obligations for growth projects and increasing the risk that other MLPs would not be able to refinance their debt obligations when due. Virtually every MLP faced concerns regarding its ability to finance the capital expenditures required to fund growth projects or acquisitions, and in turn, its ability to sustain distribution increases.
As fiscal year 2009 progressed, many of these fears were allayed as commodity prices rallied and operating fundamentals improved. Crude oil prices increased 128% from their lows of approximately $34 per barrel in mid February to approximately $77 per barrel at November 30, 2009. This increase was driven primarily by strong demand for crude from rapidly growing economies like China and India and, to a lesser extent, a weaker U.S. dollar. Likewise, NGL prices increased almost two-fold as the price of a typical NGL basket increased from $0.59 per gallon at the start of the fiscal year to $1.09 per gallon at the end of the fiscal year.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS
Natural gas prices, on the other hand, declined consistently through the first nine months of the year. Unlike crude oil, natural gas is primarily a “domestic” product in terms of both supply and demand. Domestic natural gas demand was off substantially during 2009 due to the recession, weather and consumer conservation. Industrial demand declined as the recession led to lower levels of manufacturing activity. Residential demand declined as an unusually cool summer reduced the need for air conditioning and as consumers continued conservation efforts. On the supply side, production increased slightly during 2009 as the successful development of several “shale plays” more than offset the impact of significantly lower drilling activity during the year.
Despite the difficult operating environment, MLPs were, for the most part, able to preserve or even increase their cash distributions. While there were a number of MLPs that were forced to reduce or eliminate their distributions, these cuts were generally limited to commodity-sensitive Upstream MLPs and certain of the smaller G&P MLPs. Because most of the cuts were in the smaller MLPs, the average cash distribution for the MLP universe, on a market capitalization weighted basis, increased by 2.4% in fiscal 2009 in spite of these cuts.
MLPs’ access to the capital markets improved substantially as the year progressed. At the beginning of the year, only the large, diversified, fee-based, investment-grade MLPs could raise capital, and interest rates on new issuances of debt were significantly higher than historical norms. By the end of the year, a wide variety of MLPs – ranging from investment grade names to the more commodity-price sensitive upstream, G&P and coal MLPs – were able to raise capital. To our surprise, by the end of the year, $7 billion of equity and $11 billion of debt had been raised. In terms of follow-on public offerings, more capital was raised in 2009 than any previous year. Also of note was the change in the use of proceeds as the year progressed: At the beginning of the year, MLPs raised money as a defensive measure to increase liquidity; by the end of the year, they raised capital to fund growth projects that would drive distribution growth in 2010 and beyond.
Against this backdrop, MLP prices increased substantially and MLP yields began to return to long-term averages as investors sought yield securities and gained confidence in the MLP growth story. Given the substantial increase in MLP equity prices, we have spent a great deal of time analyzing current valuation levels of MLPs. While MLP valuation levels are significantly higher than a year ago, we believe they remain slightly undervalued relative to historical norms. In coming to this conclusion, we compare current MLP valuations to historical levels using metrics such as absolute yields for MLPs, as well as MLP yields relative to certain fixed income benchmarks.
The yield for the Alerian MLP index was 7.9% as of November 30, 2009 which is 57 basis points above the five-year average of 7.3%. Of note, before the onset of the financial crisis in September 2008, MLP yields had averaged 6.6% for the preceding five-year period and were lower than current levels for over 95% of the time during that period. The yield spreads between the Alerian MLP index and other fixed income indices have narrowed as well, but they remain higher than historical averages. For example, the spreads between the yield on the Alerian MLP Index and the 10-year Treasury and Baa bonds were 467 bps and 167 bps, respectively, as of our fiscal year end. This compares to an average spread of 219 bps and 11 bps for the five-year period before the global financial crisis unfolded in September 2008. This information supports our belief that many MLPs are trading at modest discounts to “fair value.”
Of the other sectors in which KYE invests, the Canadian Royalty Trust sector was the most influenced by energy price movements as their cash flows and dividends are directly tied to oil and natural gas prices. As a result of substantially lower commodity prices at the beginning of the year, capital budgets were reduced significantly in 2009 to reflect lower expected cash flows. As natural gas prices continued to weaken in the first quarter, further steps were taken to preserve cash flow and maintain balance sheet flexibility. During the first quarter, 14 out of 18 trusts cut their dividends, for an average cut of 33%. While the sector benefited from a significant rebound in oil prices in the second quarter (up 48%), continued weakness in natural gas prices as well as the roll-off of hedges at higher price points prompted additional dividend reductions.
Somewhat surprisingly, the stock price performance for the Canadian Royalty Trust sector during 2009 was much more closely correlated with the performance of the overall market than with commodity prices. The Kayne Anderson Canadian Royalty Trust index climbed steadily from early March, when the overall market bottomed, through the end of the year. As a result, the Canadian Royalty Trust index appreciated 21% on a total return basis for the year, and many trusts are near stock price levels of mid-2008 despite substantially lower dividends. Increasingly, Canadian Royalty Trusts are being valued not only on dividend yield, but also on exposure to “resource plays” that are being unlocked with new horizontal drilling and completion technology.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS
The Marine Transportation sector is impacted by the global movement of petroleum and other products. As a result, stock prices are principally influenced by the outlook for the world economy and the forecast for energy consumption. As the global economy rebounded, especially in Asia, the Kayne Anderson Marine Transportation index was up 28% for fiscal 2009 on a total return basis. In spite of the strong stock price performance during the year, it was a difficult operating environment during the first half of the year, as the charter rates received for transporting products reflected weak global demand as a result of the recession. As a result of low charter rates and uncertainty regarding financing future new-build commitments, 25 out of 34 companies either cut or suspended their dividends during 2009. As the year progressed, the Baltic Dry index (a measure of dry bulk rates) increased substantially, as demand for coal and iron ore from China proved to be much stronger than expected at the beginning of the year. While charter rates for both crude oil and refined products increased as well, lower global demand and high inventory levels for petroleum products continued to negatively impact operations in 2009 for the tanker segment. While we expect charter rates to firm as the global economy recovers, we do not believe this will lead to the reinstatement of dividends for many of the companies in this sector. As a result, we expect our equity exposure to this sector to remain below 10% of our portfolio.
The Coal sector was characterized by a strong divergence between stock price performance and operating results. Largely as a result of the improving outlook for metallurgical coal (met coal), the Kayne Anderson Coal index increased 78% in fiscal 2009 on a total return basis. This performance is somewhat astonishing given the weak operating results of most domestic coal companies. The decline in operating results is largely attributable to lower steam and metallurgical coal prices compared to the same periods in 2008. The recession caused U.S. power demand to fall off approximately 5%, mostly the result of declining demand in the industrial sector. Because of very low natural gas prices for most of the year, power plants that were capable of burning either coal or natural gas had largely switched to natural gas, although recent increases in the price of natural gas have reversed this trend. As a result, we believe that coal-fired power generation was off by over 12% for the year. Utilities’ coal inventories are well above normal levels and the utilities are doing all they can to postpone current deliveries.
The met coal market is also off substantially from last year as a result of the global recession, but things are starting to improve. Met coal prices are highly dependent upon economic activity and more specifically, worldwide steel production. Global steel production dropped dramatically in the first half of the year, and utilization at domestic steel plants was under 50%. We’ve seen increased activity both internationally and domestically, which has helped to stabilize falling prices. While it is more difficult to quote spot prices for met coal as met coal sales contracts tend to be set on an annual basis, we believe prices bottomed in the first half of the year in the $80-$90 per ton range and are now in the low $100s per ton. As a reminder, met coal prices peaked at over $300 per ton during 2008.
Like the oil and gas futures market, the futures market for steam coal points to a reasonable recovery in 2010 through 2012, as modest production increases and increasing demand as a result of the economic recovery are expected to drive prices higher. Forward steam coal prices are in steep contango, with 2010 prices in the mid-$50s per ton, and 2012 prices in the mid-$70s per ton.
2009 Performance
Our stock price performance reflected the very strong performance of all of the sectors in which we invest, with the $22.28 per share closing price on November 30, 2009 more than double the $9.44 per share closing price on December 1, 2008. Likewise, our performance in terms of Net Asset Value was very strong, with Net Asset Value increasing from $13.43 per share on November 30, 2008 to $20.04 per share on November 30, 2009.
One of the measures we employ to evaluate our performance is Net Asset Value Return, which is to the sum of the change in net asset value per share plus the distributions paid during the period being measured, assuming reinvestment in our dividend reinvestment program. During fiscal 2009, our Net Asset Value Return was 69.2%.
As you will recall from last year’s letter, we were cautious on the near-term prospects of both the Canadian Royalty Trust sector and the Marine Transportation sector, as we believed the dividend cuts we saw toward the end of the calendar year would continue. As a result, we increased substantially our exposure to debt securities, which we believed offered very attractive returns given the level of risk associated with those securities. As a result, the portion of our portfolio that was invested in debt securities increased from 14% at the end of fiscal 2008 to 23% at the end of fiscal 2009. As the debt markets recovered throughout the year, we benefited from both attractive yields and capital appreciation of these securities. As a result, our debt securities had a total return of over 50% during fiscal 2009.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS
On the negative side, as a result of distribution cuts at certain of our portfolio companies, we were forced to reduce our quarterly distribution in the first fiscal quarter from $0.52 per share to $0.48 per share. We have maintained the $0.48 per share distribution in each of the last four quarters.
2010 Outlook
In many ways we expect 2010 to be a return to “normal” in the MLP sector. With improved access to the capital markets, MLPs are once again focusing on acquisitions and growth projects that we expect, over time, will lead to distribution increases. Valuations have returned to more normalized levels, and we expect low double-digit total returns over both the short term and long term. We expect the IPO market to return with a flurry of deals in 2010 and expect the asset quality of these new deals to be higher and the valuations to be more reasonable than some of the deals completed in 2007 and early 2008.
Going forward, we believe that new energy infrastructure development will provide long-term growth for the MLP sector. Production in new basins – especially the Haynesville Shale in Louisiana, the Marcellus Shale in Pennsylvania and the Eagle Ford Shale and Barnett Shale in Texas – will drive the construction of new energy infrastructure to transport this natural gas to major population centers. We also expect to see the continued expansion of infrastructure to bring natural gas out of the Rocky Mountains and to bring crude oil produced from Canadian oil sands to U.S. refineries that can handle heavy crude oil.
2010 will be a transformative year in the Canadian Royalty Trust sector, as all of the existing trusts are expected to convert to corporations during the year in advance of new taxation which would tax trusts as corporations beginning in 2011. We expect trusts to react to this new structure in different ways, as some are expected to cut dividends to fund increased drilling activity and others are expected to keep dividends at or near current levels while still achieving modest growth. In this new environment, we expect there to be widespread differences in performance, as some of the trusts will be able to successfully grow their reserves under this new structure and others simply do not have either the resource base or technical teams to exploit these new resource plays. As a result, we expect to focus our ownership in 2010 on those companies that can be expected to achieve double-digit returns through a combination of current yield and reserve growth.
For the Marine Transportation sector, we expect improved operating results as charter rates continue to firm. As the year progresses, we expect these companies to be able to enter into new, longer-term charter arrangements, which will serve to stabilize cash flows. As always, we are watching closely the supply picture, as new vessel construction could offset much of the expected increase in demand as the global economy recovers. Until we gain greater confidence in the ability of this sector to maintain, or in some cases reinstate, their dividend, we expect our equity ownership in this sector to remain under 10% of our portfolio.
At the close of last year’s letter, I addressed the question: “When will the market come back?” I’m pleased to say that the market has come back much quicker and stronger than we expected last year and we believe that strengthening fundamentals will drive results for the next 1 to 2 years. We look forward to continuing to execute on our business plan of achieving high after-tax total returns by investing in a diversified portfolio of MLPs, Canadian Royalty Trusts, Marine Transportation, Coal and other energy companies. We invite you to visit our website at www.kaynefunds.com for the latest updates.
Sincerely,

Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PORTFOLIO SUMMARY
FOR THE FISCAL YEARS ENDED
(UNAUDITED)
Portfolio Investments by Category *

*	As a percentage of total investments
Top Ten Holdings by Issuer

			Percent of Total
			Investments as of November 30,
Holding		Sector	2009	2008
1.	Kinder Morgan Management, LLC	MLP Affiliates	10.5%	15.0%
2.	Enbridge Energy Management, L.L.C.	MLP Affiliates	8.8	4.0
3.	Plains All American Pipeline, L.P.	MLP	6.3	6.9
4.	Enterprise Products Partners L.P.	MLP	3.4	4.4
5.	Teekay Offshore Partners L.P.	MLP	2.8	1.0
6.	Navios Maritime Partners L.P.	MLP	2.7	0.4
7.	Navios Maritime Holdings Inc.	Marine Transportation	2.6	2.3
8.	NAL Oil & Gas Trust	Canadian Royalty Trust	2.4	1.4
9.	James River Coal Company	Coal	2.2	—
10.	Enerplus Resources Fund	Canadian Royalty Trust	2.1	2.6

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009
This discussion contains forward-looking statements and good faith estimates. The reader is referred to the disclosure on such matters at the beginning of this annual report.
Overview
Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) is a non-diversified, closed-end fund with an investment objective to obtain a high total return with an emphasis on current income by investing primarily in securities of companies engaged in the energy industry. The Fund’s investments include master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”), marine transportation companies, and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. It is the Fund’s intention to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.
At November 30, 2009, the Fund’s long-term investments were $889 million, compared to $554 million at November 30, 2008. At November 30, 2009, equity and fixed income investments were 77% and 23%, respectively, of the Fund’s long-term investments.
At November 30, 2009, the Fund’s long-term investments were as follows:

	Number		Percentage
	of Portfolio		of Long-Term
Category	Companies	Amount	Investments
		($ in 000s)

Equity
MLP & MLP Affiliates	33	$456,650	51.4%
U.S. & Canadian Royalty Trust	16	139,055	15.6
Marine Transportation	6	54,679	6.1
Coal	4	30,817	3.5
Midstream	2	5,301	0.6

Energy Debt	21	202,325	22.8

Total	82	$888,827	100.0%

MLP equity securities, which are generally treated as partnerships for federal income tax purposes, comprised 25.1% of the Fund’s long-term investments as of November 30, 2009. As a limited partner in the MLPs, the Fund is allocated its pro rata share of the MLPs’ taxable income. During the fiscal year ended November 30, 2009, the Fund estimated that 90% of the MLP distributions received would be treated as a return of capital for tax purposes. During fiscal 2009, certain of the Fund’s royalty trusts and marine transportation companies had dividends or distributions that were estimated to be a return of capital for tax purposes. For financial reporting purposes, the Fund reflects its dividends and distributions net of the return of capital portion. As a result, only 10% of the cash distributions from MLPs received during the fiscal period and only a portion of the dividends and distributions received from certain non-MLP equity investments are included in investment income. The portion of the distributions and dividends that the Fund received that are treated as a return of capital are reflected as a reduction in the cost basis of the Fund’s portfolio securities, which has the effect of increasing realized and unrealized gains by that same amount.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009
Financial Review
During fiscal 2009, the Fund had a net increase in net assets resulting from operations of $286.0 million. The components of this increase are (i) net investment income of $10.3 million, (ii) net realized losses of $75.1 million, and (iii) net change in unrealized gains of $350.8 million.
The Fund earned net investment income of $10.3 million during fiscal 2009. This consisted of net dividends and distributions of $17.5 million (net of $1.1 million of foreign taxes and $22.1 million of cash dividends and distributions received by the Fund that were treated as a return of capital). Interest income on fixed income investments and repurchase agreements was $16.7 million. Expenses were $23.9 million, including $8.7 million of investment management fees and $13.5 million of interest expense and write-off of debt issuance costs. The Fund’s interest expense increased during fiscal 2009 primarily due to the issuance of its senior unsecured notes and borrowings under its revolving credit facility.
Net realized losses during fiscal 2009 were $75.1 million, consisting of realized losses on investments of $83.8 million, gains on options of $8.6 million and gains of $0.1 million on foreign currency transactions.
Net change in unrealized gains during fiscal 2009 was $350.8 million, consisting of unrealized gains on investments of $350.8 million, gains of $0.1 million on foreign currency translations, offset by losses on options of $0.1 million.
On December 5, 2008, the Fund completed the repurchase of $60 million of its senior unsecured notes. As of November 30, 2009, the Fund had $47.0 million of borrowings outstanding under its credit facility. The Fund was not party to any interest rate swap contracts at November 30, 2009.
Distributions
The Fund paid quarterly distributions totaling $64.9 million or $1.96 per share to its common stockholders during fiscal 2009. Payment of future distributions is subject to board approval, as well as meeting the covenants of the Fund’s senior debt and the asset coverage requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).
Recent Events
On January 15, 2010, the Fund paid a distribution to its common stockholders in the amount of $0.48 per share, for a total of $16.2 million. Of this total, $4.3 million was reinvested into the Fund pursuant to the Fund’s dividend reinvestment plan. In connection with that reinvestment, 191,969 shares of common stock were issued.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except number of option contracts)

	No. of
Description	Shares/Units	Value
Long-Term Investments — 131.1%
Equity Investments(a) — 101.3%
United States — 83.7%
MLP(b)(c) — 41.8%
Alliance Holdings GP, L.P.	41	$991
Buckeye Partners, L.P.	95	5,005
Calumet Specialty Products Partners, L.P.	59	1,063
Capital Product Partners L.P.(d)	1,505	11,411
Copano Energy, L.L.C.	79	1,596
Copano Energy, L.L.C. — Unregistered, Class D Units(e)(f)	114	2,237
Crosstex Energy, L.P.(g)	547	3,285
DCP Midstream Partners, LP	351	8,822
Duncan Energy Partners L.P.	32	729
Energy Transfer Equity, L.P.	190	5,616
Energy Transfer Partners, L.P.	201	8,694
Enterprise GP Holdings L.P.	68	2,512
Enterprise Products Partners L.P.	1,022	30,441
Exterran Partners, L.P.	343	6,638
Global Partners LP	181	4,257
Holly Energy Partners, L.P.	89	3,262
Inergy, L.P.	377	12,465
K-Sea Transportation Partners L.P.	100	1,044
Magellan Midstream Partners, L.P.	96	3,955
MarkWest Energy Partners, L.P.	505	12,949
Martin Midstream Partners L.P.	250	6,573
Navios Maritime Partners L.P.(d)	1,693	23,979
ONEOK Partners, L.P.	61	3,562
Plains All American Pipeline, L.P.(h)	1,113	56,329
Quicksilver Gas Services LP	13	276
Regency Energy Partners LP	631	12,578
Targa Resources Partners LP	225	4,487
TC PipeLines, LP	98	3,551
Teekay LNG Partners L.P.	267	6,494
Teekay Offshore Partners L.P.(d)	1,387	24,818
Western Gas Partners, LP	77	1,499
Williams Partners L.P.	443	12,457

		283,575

MLP Affiliates — 25.5%
Enbridge Energy Management, L.L.C.(i)	1,616	78,912
Kinder Morgan Management, LLC(i)	1,873	94,163

		173,075

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except number of option contracts)

	No. of
Description	Shares/Units	Value
Marine Transportation — 8.1%
Diana Shipping Inc.(g)(j)	998	$15,525
Genco Shipping & Trading Limited(g)(j)	531	12,466
Nordic American Tanker Shipping Limited(j)	120	3,833
Safe Bulkers, Inc.	1,035	8,805
Ship Finance International Limited	333	4,341
Teekay Tankers Ltd.	902	7,185
Tsakos Energy Navigation Limited	152	2,524

		54,679

Coal — 4.6%
Alpha Natural Resources, Inc.(g)(j)	215	7,973
Arch Coal, Inc.	180	3,755
CONSOL Energy Inc.(j)	160	7,356
Massey Energy Company(j)	176	6,620
Peabody Energy Corporation(j)	115	5,113

		30,817

Royalty Trust — 2.9%
MV Oil Trust	570	10,736
Permian Basin Royalty Trust	314	4,283
Whiting USA Trust I	296	4,757

		19,776

Midstream — 0.8%
CenterPoint Energy, Inc.	292	3,876
NiSource Inc.	100	1,425

		5,301

Total United States (Cost — $461,824)		567,223

Canada — 17.6%
Royalty Trust — 17.6%
ARC Energy Trust	433	8,312
Bonavista Energy Trust	639	12,660
Bonterra Oil & Gas Ltd.	15	440
Crescent Point Energy Trust	192	7,201
Daylight Resources Trust	791	6,744
Enerplus Resources Fund	809	18,518
NAL Oil & Gas Trust	1,781	21,455
Pengrowth Energy Trust	292	2,805
Penn West Energy Trust	629	11,027
Trilogy Energy Trust	386	2,810
Vermilion Energy Trust	201	5,821
Westshore Terminals Income Fund	553	7,193
Zargon Energy Trust	808	14,293

Total Canada (Cost — $115,873)		119,279

Total Equity Investments (Cost — $577,697)		686,502

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except number of option contracts)

	Interest		Maturity	Principal
Description	Rate		Date	Amount	Value
Energy Debt Investments — 29.8%
United States — 27.2%
Upstream — 12.0%
Antero Resources Finance Corp.	9.375%		12/1/17	$10,500	$10,526
Atlas Energy Resources, LLC	12.125		8/1/17	5,100	5,699
Atlas Energy Resources, LLC	10.750		2/1/18	9,550	10,386
Bill Barrett Corporation	9.875		7/15/16	6,350	6,699
Carrizo Oil & Gas, Inc.(k)	4.375		6/01/28	13,500	11,407
Encore Acquisition Company	9.500		5/01/16	4,500	4,748
Hilcorp Energy Company	7.750		11/01/15	12,774	12,295
Mariner Energy, Inc.	7.500		4/15/13	5,000	4,900
Mariner Energy, Inc.	11.750		6/30/16	3,500	3,859
Mariner Energy, Inc.	8.000		5/15/17	6,000	5,670
Penn Virginia Corporation	10.375		6/15/16	1,000	1,077
Quicksilver Resources Inc.	11.750		1/01/16	1,000	1,111
Quicksilver Resources Inc.	9.125		8/15/19	3,000	3,068

					81,445

Marine Transportation — 6.7%
General Maritime Corporation	12.000		11/15/17	5,000	5,188
Navios Maritime Holdings Inc.	9.500		12/15/14	20,250	19,921
Navios Maritime Holdings Inc.	8.875		11/01/17	3,750	3,844
Overseas Shipholding Group, Inc.	7.500		2/15/24	5,845	4,968
Ship Finance International Limited	8.500		12/15/13	12,325	11,508

					45,429

Coal — 5.0%
Drummond Company, Inc.	9.000		10/15/14	2,500	2,550
Drummond Company, Inc.	7.375		2/15/16	3,420	3,223
James River Coal Company	9.375		6/01/12	15,938	15,779
James River Coal Company(k)	4.500		12/01/15	4,500	4,337
Massey Energy Company(k)	3.250		8/01/15	10,050	8,291

					34,180

Utilities — 1.4%
Energy Future Holdings Corp.		(l)	10/10/14	12,468	9,289

Midstream & Other — 1.2%
El Paso Corporation	7.750		1/15/32	4,035	3,735
Holly Corporation	9.875		6/15/17	4,115	4,269

					8,004

Oilfield Services — 0.9%
Dresser, Inc.		(m)	5/04/15	7,000	6,405

Total United States (Cost — $174,877)					184,752

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except number of option contracts)

	Interest	Maturity	Principal
Description	Rate	Date	Amount		Value
Canada — 2.6%
Upstream — 2.6%
Athabasca Oil Sands Corp. (Cost — $17,093)	13.000%	7/30/11		(n)	$17,573

Total Fixed Income Investments (Cost — $191,970)					202,325

Total Long-Term Investments (Cost — $769,667)					888,827

Short-Term Investment — 1.2%
Repurchase Agreement — 1.2%
J.P. Morgan Securities Inc. (Agreement dated 11/30/2009 to be repurchased at $7,877), collateralized by $8,111 in U.S. Treasury note (Cost — $7,877)	0.070	12/01/09			7,877

			No. of Contracts
Put Option Contracts Purchased — 0.0%(g)
United States — 0.0%
MLP — 0.0%
Copano Energy L.L.C., put option expiring 12/19/2009 @ $17.50 (Cost — $49)			765		8

Total Short-Term Investments (Cost — $7,926)					7,885

Total Investments — 132.3% (Cost — $777,593)					896,712

Liabilities
Call Option Contracts Written(g)
United States
Coal
Alpha Natural Resources, Inc., call option expiring 12/19/2009 @ $34.00			250		(90)
Alpha Natural Resources, Inc., call option expiring 12/19/2009 @ $37.00			750		(123)
Alpha Natural Resources, Inc., call option expiring 12/19/2009 @ $38.00			250		(33)
Alpha Natural Resources, Inc., call option expiring 12/19/2009 @ $40.00			200		(14)
CONSOL Energy Inc., call option expiring 12/19/2009 @ $44.00			125		(38)
CONSOL Energy Inc., call option expiring 12/19/2009 @ $45.00			425		(94)
CONSOL Energy Inc., call option expiring 12/19/2009 @ $48.00			300		(31)
CONSOL Energy Inc., call option expiring 12/19/2009 @ $49.00			300		(28)
Massey Energy Company, call option expiring 12/19/2009 @ $29.00			250		(217)
Massey Energy Company, call option expiring 12/19/2009 @ $36.00			500		(140)
Massey Energy Company, call option expiring 12/19/2009 @ $39.00			250		(29)
Peabody Energy Corporation, call option expiring 12/19/2009 @ $43.00			156		(51)
Peabody Energy Corporation, call option expiring 12/19/2009 @ $45.00			300		(46)

					(934)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except number of option contracts)

	No. of
Description	Contracts	Value
Marine Transportation
Diana Shipping Inc., call option expiring 12/19/2009 @ $17.50	1,250	$(25)
Genco Shipping & Trading Limited, call option expiring 12/19/2009 @ $20.00	300	(102)
Genco Shipping & Trading Limited, call option expiring 12/19/2009 @ $22.00	1,800	(342)
Genco Shipping & Trading Limited, call option expiring 12/19/2009 @ $23.00	1,000	(150)
Genco Shipping & Trading Limited, call option expiring 12/19/2009 @ $25.00	250	(16)
Nordic American Tanker Shipping Limited, call option expiring 12/19/2009 @ $31.00	500	(68)

		(703)

Total Call Option Contracts Written (Premium Received — $1,634)		(1,637)
Senior Unsecured Notes		(165,000)
Revolving Credit Facility		(47,000)
Other Liabilities		(14,138)

Total Liabilities		(227,775)
Other Assets		8,741

Total Liabilities in Excess of Other Assets		(219,034)

Net Assets Applicable To Stockholders		$677,678

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)
Unless otherwise noted, securities are treated as a publicly traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly traded partnerships. The Fund had less than 25% of its total assets invested in publicly traded partnerships at November 30, 2009. It is the Fund’s intention to be treated as a RIC for tax purposes.

(c)	Includes Limited Liability Companies.

(d)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

(e)	Fair valued and restricted security. See Notes 2, 3 and 7.

(f)	Security is currently not paying cash distributions, but will convert to securities which pay cash distributions within the next 12 months.

(g)	Security is non-income producing.

(h)	The Fund believes that it is an affiliate of Plains All American Pipeline, L.P. See Note 6 – Agreements and Affiliations.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except number of option contracts)

(i)	Distributions are paid-in-kind.

(j)	Security or a portion thereof is segregated as collateral on option contracts written.

(k)	Security is convertible into common shares of the issuer.

(l)
Floating rate senior secured second lien term loan. Security pays interest at a rate of LIBOR + 350 basis points (3.74% as of November 30, 2009). Energy Future Holdings Corp., formerly TXU Corp., is a privately-held energy company with a portfolio of competitive and regulated energy subsidiaries, including TXU Energy, Oncor and Luminant.

(m)	Floating rate senior secured second lien term loan. Security pays interest at a rate of LIBOR + 575 basis points (5.99% as of November 30, 2009).

(n)	Security’s principal amount is $17,500 of Canadian dollars.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2009
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $739,347)	$832,498
Affiliated (Cost — $30,320)	56,329
Repurchase agreement (Cost — $7,877)	7,877
Put option contracts purchased, at fair value (Cost — $49)	8

Total investments (Cost — $777,593)	896,712
Cash denominated in foreign currency (Cost — $478)	474
Receivable for securities sold (Cost — $891)	891
Interest, dividends and distributions receivable (Cost — $6,065)	6,119
Deferred debt issuance costs and other, net	1,257

Total Assets	905,453

LIABILITIES
Revolving credit facility	47,000
Payable for securities purchased (Cost — $9,397)	9,397
Investment management fee payable	890
Call option contracts written (Premiums received — $1,634)	1,637
Accrued directors’ fees and expenses	52
Accrued expenses and other liabilities	3,799
Senior unsecured notes	165,000

Total Liabilities	227,775

NET ASSETS	$677,678

NET ASSETS CONSIST OF
Common stock, $0.001 par value (33,817,009 shares issued and outstanding and 199,979,000 shares authorized)	$34
Paid-in capital in excess of taxable income	682,850
Accumulated net investment income less distributions not treated as tax return of capital	(16,376)
Accumulated net realized losses less distributions not treated as tax return of capital	(107,995)
Net unrealized gains on investments, foreign currency translations and options	119,165

NET ASSETS	$677,678

NET ASSET VALUE PER SHARE	$20.04

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$35,359
Affiliated investments	4,208

Total dividends and distributions (after foreign taxes withheld of $1,143)	39,567
Return of capital	(22,092)

Net dividends and distributions	17,475
Interest, net of bad debt expense of $752	16,728

Total Investment Income	34,203

Expenses
Investment management fees	8,726
Professional fees	455
Administration fees	399
Directors’ fees	187
Insurance	149
Custodian fees	144
Reports to stockholders	137
Other expenses	257

Total Expenses — Before Write-off of Debt Issuance Costs and Interest Expense	10,454
Write-off of debt issuance costs	387
Interest expense	13,087

Total Expenses	23,928

Net Investment Income	10,275

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	(83,783)
Foreign currency transactions	81
Options	8,564

Net Realized Losses	(75,138)

Net Change in Unrealized Gains(Losses)
Investments	350,872
Foreign currency translations	98
Options	(91)

Net Change in Unrealized Gains	350,879

Net Realized and Unrealized Gains	275,741

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$286,016

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended
	November 30,
	2009	2008
OPERATIONS
Net investment income	$10,275	$28,550
Net realized losses	(75,138)	(38,757)
Net change in unrealized gains/(losses)	350,879	(415,763)

Net Increase/(Decrease) in Net Assets Resulting from Operations	286,016	(425,970)

DIVIDENDS TO PREFERRED STOCKHOLDERS(1)
Dividends from net investment income	—	(10,773)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends from net investment income	(20,526)	(12,116)
Distributions — return of capital	(44,370)	(54,070)

Dividends and Distributions to Common Stockholders	(64,896)	(66,186)

CAPITAL STOCK TRANSACTIONS
Underwriting costs and offering expenses	—	(89)
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—	956
Issuance of 1,215,595 and 157,901 newly issued shares of common stock from reinvestment of distributions	18,612	2,206
Issuance of 237,646 from treasury shares of common stock from reinvestment of distributions	—	3,368

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	18,612	6,441

Total Increase/(Decrease) in Net Assets Applicable to Common Stockholders	239,732	(496,488)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	437,946	934,434

End of year	$677,678	$437,946

(1)
The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to preferred stockholders and common stockholders for the fiscal years ended November 30, 2009 and 2008 as either dividends (ordinary income) or distributions (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$286,016
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	22,092
Net realized losses	75,219
Unrealized gains (excluding impact on cash of $22 of foreign currency translations)	(350,901)
Accretion of bond discount	(2,441)
Purchase of investments	(677,777)
Proceeds from sale of investments	598,705
Sale of short-term investments, net	94,872
Decrease in receivable for securities sold	6,276
Decrease in interest, dividend and distributions receivable	384
Decrease in deferred debt issuance costs and other, net	528
Increase in payable for securities purchased	5,547
Increase in investment management fee payable	140
Increase in option contracts written, net	1,535
Decrease in accrued expenses and other liabilities	(856)

Net Cash Provided by Operating Activities	59,339

CASH FLOWS FROM FINANCING ACTIVITIES
Repurchase of senior unsecured notes	(60,000)
Proceeds from revolving credit facility	47,000
Cash distributions paid to common stockholders	(46,284)

Net Cash Used in Financing Activities	(59,284)

NET INCREASE IN CASH	55

CASH — BEGINNING OF YEAR	419

CASH — END OF YEAR	$474

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $18,612 pursuant to the Fund’s dividend reinvestment plan.
During the fiscal year ended November 30, 2009, there were no state income taxes paid and interest paid was $13,496 (including $1,800 paid to noteholders on December 5, 2008 related to the repurchase of $60,000 of senior unsecured notes).
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

					For the
					Period June
					28, 2005(1)
					through
	For the Fiscal Year Ended November 30,				November 30,
	2009	2008	2007	2006	2005
Per Share of Common Stock(2)
Net asset value, beginning of period	$13.43	$29.01	$25.44	$24.13	$23.84	(3)

Net investment income	0.31	0.88	1.09	1.17	0.23
Net realized and unrealized gains/(losses)	8.26	(14.09)	4.82	2.34	0.33

Total income/(loss) from investment operations	8.57	(13.21)	5.91	3.51	0.56

Preferred Stockholder Dividends	—	(0.34)	(0.23)	(0.44)	—
Preferred Stockholder Dividends — short-term capital gains	—	—	(0.14)	—	—
Preferred Stockholder Distributions — long-term capital gains	—	—	(0.13)	—	—

Total dividends and distributions — Preferred Stockholders	—	(0.34)	(0.50)	(0.44)	—

Common Stockholder Dividends	(0.62)	(0.38)	(0.83)	(0.86)	(0.23)
Common Stockholder Dividends — short-term capital gains	—	—	(0.53)	(0.81)	(0.04)
Common Stockholder Distributions — long-term capital gains	—	—	(0.48)	—	—
Common Stockholder Distributions — return of capital	(1.34)	(1.68)	—	(0.03)	—

Total dividends and distributions — Common Stockholders	(1.96)	(2.06)	(1.84)	(1.70)	(0.27)

Effect of common stock repurchased	—	—	—	0.05	—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—	—	—	(0.11)	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—	0.03	—	—	—

Total capital stock transactions	—	0.03	—	(0.06)	—

Net asset value, end of period	$20.04	$13.43	$29.01	$25.44	$24.13

Market value per share of common stock, end of period	$22.28	$10.53	$25.79	$25.00	$21.10

Total investment return based on common stock market value(4)	139.9%	(55.2)%	10.2%	27.2%	(14.6)%

Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$677,678	$437,946	$934,434	$806,063	$776,963
Ratio of expenses to Average Net Assets(6) Management fees	1.7%	1.6%	1.7%	1.7%	1.3%
Other expenses	0.3	0.3	0.3	0.3	0.4

Subtotal	2.0%	1.9%	2.0%	2.0%	1.7%
Interest expense and auction agent fees	2.6	0.7	0.2	0.1	—
Management fee waivers	—	—	(0.1)	(0.3)	(0.2)

Total expenses	4.6%	2.6%	2.1%	1.8%	1.5%

Ratio of net investment income to average net assets	2.0%	3.1%	3.8%	4.6%	2.3%
Net increase/(decrease) in net assets applicable to common stockholders resulting from operations to average net assets	55.8%	(47.7)%	19.1%	12.3%	2.4	%(7)
Portfolio turnover rate	88.8%	65.0%	52.1%	63.8%	23.2	%(7)
Average net assets	$512,647	$915,456	$906,692	$802,434	$759,550
Senior Unsecured Notes outstanding, end of period	$165,000	$225,000	—	—	—
Revolving credit facility outstanding, end of period	$47,000	—	$41,000	—	$40,000
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

						For the
						Period June
						28, 2005(1)
						through
	For the Fiscal Year Ended November 30,					November 30,
	2009	2008		2007	2006	2005

Supplemental Data and Ratios— Continued(5)
Auction Rate Preferred Stock, end of period	—	—		$300,000	$300,000	—
Asset coverage of total debt (8)	419.7%	294.6	% (9)	—	—	—
Asset coverage of total leverage — (Debt and Preferred Stock)(10)	419.7%	294.6	% (9)	374.0%	368.7%	—
Average amount of borrowings outstanding per share of common stock during the period	$5.18	$3.53		$0.53	$0.08	—

(1)	Commencement of operations.

(2)
Based on average shares of common stock outstanding of 33,272,958; 32,258,146; 32,036,996; 31,809,344 and 32,204,000 for the fiscal years ended November 30, 2009 through 2006 and for the period June 28, 2005 through November 30, 2005, respectively.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(4)
Not annualized for the period June 28, 2005 through November 30, 2005. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized.

(6)	The following table sets forth the components of the Fund’s ratio of expenses to average total assets for each period presented in the Fund’s Financial Highlights.

					For the
					Period June
					28, 2005
					through
	For the Fiscal Year Ended November 30,				November 30,
	2009	2008	2007	2006	2005
Management fees	1.2%	1.2%	1.2%	1.2%	1.2%
Other expenses	0.2	0.3	0.2	0.2	0.4

Subtotal	1.4%	1.5%	1.4%	1.4%	1.6%
Interest expense and auction agent fees	1.9	0.5	0.2	0.1	—
Management fee waivers	—	—	(0.1)	(0.2)	(0.2)

Total expenses	3.3%	2.0%	1.5%	1.3%	1.4%

Average total assets	$719,597	$1,203,989	$1,240,766	$1,100,467	$795,136
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(7)	Not annualized.

(8)
Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(9)
At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of Senior Unsecured Notes, which closed on December 5, 2008. Upon the closing of the repurchase of the Senior Unsecured Notes, the Fund was in compliance with the 1940 Act and with its covenants under the Senior Unsecured Notes agreements. See Note 11 — Senior Unsecured Notes.

(10)
Calculated pursuant to section 18(a)(2)(A) and section 18(a)(2)(B) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional preferred stock if at the time of such declaration or incurrence its asset coverage with respect to all senior securities would be less than 200%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
1. Organization
Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded, energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”
2. Significant Accounting Policies
A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.
B. Subsequent Events — As required by the Subsequent Events Topic of the FASB Accounting Standards Codification, the Fund has recognized in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund will disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, the Fund will disclose the date through which the subsequent events have been evaluated. Management has evaluated any matters requiring such disclosure through the date when such financial statements were issued and has noted no such events. Subsequent events after such date have not been evaluated with respect to the impact on such financial statements.
C. Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) by the total number of common shares outstanding.
D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Energy debt securities that are considered corporate bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For energy debt securities that are considered corporate bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell energy debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.
The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:
•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“KAFA” or the “Adviser”) investment professionals responsible for the portfolio investments.
•
Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•
Valuation Committee. The Valuation Committee generally meets on or about the end of each month to consider new valuations presented by KAFA, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.
•
Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.
At November 30, 2009, the Fund held 0.3% of its net assets applicable to stockholders (0.2% of total assets) in securities valued at fair value, as determined pursuant to procedures adopted by the Board of Directors, with an aggregate fair value of $2,237. See Note 7 — Restricted Securities.
E. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
F. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.
All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.
The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At November 30, 2009, the Fund had no open short sales.
G. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.
Interest rate swap contracts. The Fund may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.
Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At November 30, 2009, the Fund had no interest rate swap contracts outstanding.
Option contracts. The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.
The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Fund would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
The Fund may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.
When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.
H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.
I. Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs and royalty trusts generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and royalty trust and other industry sources. These estimates may subsequently be revised based on information received from MLPs and royalty trusts after their tax reporting periods are concluded.
For the fiscal year ended November 30, 2009, the Fund estimated that 90% of the MLP distributions received and 2% of Canadian Royalty Trust distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $22,092 of dividends and distributions received from its investments. Included in this amount is a decrease of $451 attributed to distributions received in fiscal 2008 based on tax reporting information received by the Fund in fiscal 2009. The tax reporting information is used to adjust the Fund’s prior year return of capital estimate. This resulted in an equivalent reduction in the cost basis of the associated investments. Net Realized Losses and Net Change in Unrealized Gains in the accompanying Statement of Operations were decreased and increased by $11,278 and $10,814, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments.
J. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.
Many of the Fund’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain.
During the nine months ended August 31, 2009, the Fund recorded $752 in interest income related to its investment in CDX Funding, LLC, (“CDX”). During the fourth quarter 2009, the Fund sold its investments in CDX and established a full reserve of $752, which represented past due interest accrued.
During the fiscal year ended November 30, 2009, the Fund received $13,476 of paid-in-kind stock dividends in total from Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. Paid-in-kind stock dividends consist of additional units of Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, it may differ from the preliminary estimates.
L. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.
M. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.
Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenure of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.
The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.
The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2009, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since 2006 remain open and subject to examination by tax jurisdictions.
N. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.
O. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Fair Value
As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.
The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.
•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
•
Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at November 30, 2009. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Fund’s repurchase agreements, which are collateralized by U.S. Treasury notes, are generally high quality and liquid; however, the Fund reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3) (1)

Assets at Fair Value
Equity investments	$686,502	$684,265	$—	$2,237
Energy debt investments	202,325	—	202,325	—
Repurchase agreement	7,877	—	7,877	—
Put option contract purchased	8	—	8	—

Total assets at fair value	$896,712	$684,265	$210,210	$2,237

Liabilities at Fair Value
Call Option Contracts Written	$1,637	—	$1,637	—

(1)	The Fund’s investment in Level 3 represents its investment in Copano Energy, L.L.C. Class D Units. See Note 7 — Restricted Securities.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended November 30, 2009.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments
Balance — November 30, 2008	$1,125
Transfers out of Level 3	—
Realized gain (losses)	—
Unrealized gains, net	1,112
Purchases, issuances or settlements	—

Balance — November 30, 2009	$2,237

The $1,112 of unrealized gains, net, presented in the table above relate to investments that are still held at November 30, 2009, and the Fund presents these unrealized gains in the Statement of Operations — Net Change in Unrealized Gains/Losses.
The Fund did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2009 and at November 30, 2008.
4. Taxes
Income and capital gain distributions made by Regulated Investment Companies often differ from the aggregate GAAP basis net investment income and net realized gains. For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, royalty trusts and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of November 30, 2009, the principal temporary differences were (a) realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments and (c) other basis adjustments in the Fund’s MLPs and other investments. For purposes of characterizing the nature of the dividend/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes is treated as a return of capital. Earnings and profits differ from the taxable income due principally to adjustments related to the Fund’s investments in MLPs. During the fiscal year ended November 30, 2009, the Fund reclassified $44,308 to accumulated net investment income from paid-in capital primarily due to distributions in excess of taxable net investment income. The Fund also reclassified $5,731 of accumulated capital losses to accumulated net investment income due to permanent differences between GAAP and tax treatment of certain net realized losses.
The tax basis of the components of distributable earnings can differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At November 30, 2009, there were no distributable earnings on a tax basis for the Fund.

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Capital loss caryforward	(102,186)
Unrealized appreciation	6,500

Total accumulated deficit	$(5,686)

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
At November 30, 2009, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $102,186 of which $37,217 and $64,969 expire in 2016 and 2017, respectively.
For the fiscal year ended November 30, 2009, the tax character of the total $64,896 distributions paid to common stockholders was $20,526 (ordinary income) and $44,370 (return of capital).
For the fiscal year ended November 30, 2008, the tax character of the total $66,186 distributions paid to common stockholders was $12,116 (ordinary income) and $54,070 (return of capital). For the fiscal year ended November 30, 2008, the tax character of the $10,773 cash distribution paid to preferred stockholders was entirely ordinary income.
At November 30, 2009, the identified cost of investments for federal income tax purposes was $800,258, and the net cash received on option contracts written was $1,634. At November 30, 2009, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$141,008
Gross unrealized depreciation of investments (including options)	(44,558)

Net unrealized appreciation before foreign currency related translations	96,450
Unrealized appreciation on foreign currency related translations	50

Net unrealized appreciation	$96,500

5. Concentration of Risk
The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of total assets in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.
6. Agreements and Affiliations
A. Administration Agreement — On February 27, 2009, the Administration Agreement between the Fund and Bear Stearns Funds Management Inc., dated September 15, 2004, was terminated. The termination was by mutual agreement of the parties. No penalties were incurred by the Fund resulting from the termination of the Administration Agreement with Bear Stearns Funds Management Inc.
On February 27, 2009, the Fund, entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Fund. The Administration Agreement will terminate on February 27, 2010, with automatic one-year renewals unless earlier terminated by either party as provided under the terms of Administration Agreement.
B. Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund. On June 15, 2009, the Fund renewed its agreement with the Advisor for a period of one year. The agreement may be renewed annually upon the approval of the Fund’s Board of Directors.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
For the fiscal year ended November 30, 2009, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.
For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes and other borrowings), minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.
C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.
The Fund believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.
In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.
Plains All American, L.P. — Robert V. Sinnott is a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management and various advisory clients of KACALP and KAFA own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Fund, own units in Plains All American Pipeline, L.P. The Fund believes that it is an affiliate of Plains All American, L.P. under the 1940 Act.
7. Restricted Securities
From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
At November 30, 2009, the Fund held the following restricted investments:

				Number of							Percent of
		Type of		Units or	Acquisition		Cost	Fair	Fair Value	Percent of	Total
Investment	Security	estriction		Principal($)	Date		Basis	Value	per Unit	Net Assets	Assets

Copano Energy, L.L.C.	Class D Units		(1)	114	3/14/2008		$3,000	$2,237	$19.57	0.3%	0.2%

Total of securities valued in accordance with procedures established by the Board of Directors(2)							$3,000	$2,237		0.3%	0.2%

Antero Resources Finance Corp.	Senior Notes		(3)	$10,500		(4)	$10,555	$10,526	n/a	1.6%	1.2%
Atlas Energy Resources, LLC	Senior Notes		(3)	$9,550		(4)	8,946	10,386	n/a	1.5	1.1
Athabasca Oil Sands Corp.	Senior Notes		(3)	$17,500		(4)	17,093	17,573	n/a	2.6	1.9
Dresser, Inc.	Secured Term Loan		(3)	$7,000		(4)	6,741	6,405	n/a	0.9	0.7
Drummond Company, Inc.	Senior Notes		(3)	$2,500		(4)	2,476	2,550	n/a	0.4	0.3
Drummond Company, Inc.	Senior Notes		(3)	$3,420		(4)	3,111	3,223	n/a	0.5	0.4
Energy Future Holdings Corp.	Secured Term Loan		(3)	$12,468		(4)	9,352	9,289	n/a	1.4	1.0
General Maritime Corporation	Senior Notes		(3)	$5,000		(4)	4,875	5,188	n/a	0.8	0.6
Hilcorp Energy Company	Senior Notes		(3)	$12,774		(4)	11,768	12,295	n/a	1.8	1.4
Holly Corporation	Senior Notes		(3)	$4,115		(4)	4,199	4,269	n/a	0.6	0.5
James River Coal Company	Senior Notes		(3)	$4,500		(4)	4,456	4,337	n/a	0.6	0.5
Navios Maritime Holdings, Inc.	Senior Notes		(3)	$3,750		(4)	3,697	3,844	n/a	0.6	0.4

Total of securities valued by prices provided by market maker or independent pricing services(5)(6)							$87,269	$89,885		13.3%	10.0%

Total of all restricted securities							$90,269	$92,122		13.6%	10.2%

(1)
Unregistered security of a publicly-traded company for which there is currently no established market. The Class D Units of Copano Energy, L.L.C. are expected to convert to public units in February 2010.

(2)
Restricted security that represents Level 3 categorization where reliable market quotes are not readily available. Security is valued in accordance with the procedures established by the board of directors. See Note 2 — Significant Accounting Policies.

(3)	Unregistered security.

(4)	Acquired in numerous transactions at various dates.

(5)
Securities with a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank or principal market maker. These securities have limited trading volume and are not listed on a national exchange. The syndicate bank or principal market maker is the active exchange for such securities.

(6)
Restricted securities that represent Level 2 categorization. Securities are valued using prices provided by a principal market maker, syndicate bank or an independent pricing service. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
8. Derivative Financial Instruments
Transactions in option contracts for the fiscal year ended November 30, 2009 were as follows:

	Number of
	Contracts	Premium

Put Options Purchased
Options purchased	765	$49

Call Options Written
Options outstanding at beginning of year	400	$50
Options written	126,730	19,846
Options written and subsequently repurchased	(57,941)	(9,076)
Options exercised	(51,372)	(7,880)
Options expired	(8,661)	(1,306)

Options outstanding at end of year	9,156	$1,634

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.
The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as Hedging		Fair Value as of
Instruments	Statement of Assets and Liabilities Location	November 30, 2009
Assets
Put options	Put option contracts purchased	$8

Liabilities
Call options	Call option contracts written	$(1,637)
The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations.

		For the Fiscal Year
		Ended November 30, 2009
			Net Change in
		Net Realized Gains on	Unrealized Losses on
Derivatives Not Accounted for	Location of Gains on Derivatives	Derivatives Recognized	Derivatives Recognized
as Hedging Instruments	Recognized in Income	in Income	in Income
Put options	Options	—	$(41)
Call options	Options	$8,564	$(50)
9. Investment Transactions
For the fiscal year ended November 30, 2009, the Fund purchased and sold securities in the amounts of $677,777 and $598,705 (excluding short-term investments and options), respectively.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
10. Revolving Credit Facility
On June 26, 2009, the Fund entered into a $75,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. JPMorgan Chase Bank, N.A. was lead arranger of the Credit Facility, and Bank of America, N.A., UBS Investment Bank and Citibank, N.A. participated in the syndication. The Credit Facility has a 364-day commitment terminating on June 25, 2010. The interest rate may vary between LIBOR plus 2.25% and LIBOR plus 3.50% depending on asset coverage ratios. Based on the Fund’s asset coverage ratio at November 30, 2009, outstanding LIBOR loan balances will accrue interest daily at a rate equal to the one-month LIBOR plus 2.25% per annum. The Fund will pay a fee equal to a rate of 0.50% per annum on any unused amounts of the Credit Facility. The Credit Facility contains various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage.
At November 30, 2009, the Fund had $47,000 of borrowings outstanding under the Credit Facility at a weighted average interest rate of 2.92%.
11. Senior Unsecured Notes
At November 30, 2009, the Fund had $165,000 aggregate principal amount of senor unsecured fixed notes (the “Senior Unsecured Notes”) outstanding.
On December 5, 2008, the Fund completed the redemption of $60,000 aggregate principal amount of Senior Unsecured Notes at 103% of par value ($1,800 of interest premium paid). The Fund recognized $387 of expense for the write-off of debt issuance costs associated with this redemption. The Fund repurchased the Senior Unsecured Notes to comply with the asset coverage ratios required by the 1940 Act.
A summary of the Senior Unsecured Notes before and after the December 5, 2008 redemption, as well as the key terms of each series, is set forth below.

	Principal November	Principal	Principal	Fixed Interest
Series	30, 2008	Redeemed	Outstanding	Rate	Maturity
A	$53,000	$44,000	$9,000	5.65%	8/13/2011
B	35,000	7,000	28,000	5.90%	8/13/2012
C	137,000	9,000	128,000	6.06%	8/13/2013

	$225,000	$60,000	$165,000

The Senior Unsecured Notes were issued in a private placement offering to institutional investors and are not listed on any exchange or automated quotation system. The Senior Unsecured Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%.
The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Fund. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.
The Senior Unsecured Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
At November 30, 2009, the Fund was in compliance with all covenants under the Senior Unsecured Notes agreements.
12. Common Stock
The Fund has 199,979,000 shares of common stock authorized. Of the 33,817,009 shares of common stock outstanding at November 30, 2009, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2009 were as follows:

Shares outstanding at November 30, 2008	32,601,414
Shares issued through reinvestment of distributions	1,215,595

Shares outstanding at November 30, 2009	33,817,009

13. Subsequent Events
We have evaluated subsequent events through January 29, 2010, the date the Fund’s financial statements were issued.
On December 15, 2009, the Fund declared its quarterly distribution of $0.48 per common share for the period September 1, 2009 through November 30, 2009 for a total of $16,232. The distribution was paid on January 15, 2009 to shareholders of record on December 31, 2009. Of this total, pursuant to the Fund’s dividend reinvestment plan, $4,250 was reinvested into the Fund through the issuance of 191,969 shares of common stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
Kayne Anderson Energy Total Return Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) at November 30, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
January 29, 2010

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PRIVACY POLICE NOTICE
Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) considers privacy to be fundamental to our relationship with our stockholders. The Fund committed to maintaining the confidentiality, integrity and security of the non-public personal information of our stockholders and potential investors. Accordingly, the Fund has developed internal policies to protect confidentiality while allowing stockholders’ needs to be met. This notice applies to former as well as current stockholders and potential investors who provide us with nonpublic personal information.
The Fund may collect several types of nonpublic personal information about stockholders or potential investors, including:
•
Information from forms that you may fill out and send to the Fund or one of its affiliates or service providers in connection with an investment in the Fund (such as name, address, and social security number);

•	Information you may give orally to the Fund or one of its affiliates or service providers;
•	Information about your transactions with the Fund, its affiliates, or other third parties, such as the amount stockholders have invested in the Fund;
•	Information about any bank account stockholders or potential investors may use for transfers between a bank account and an account that holds or is expected to hold shares of its stock; and
•	Information collected through an Internet “cookie” (an information collecting device from a web server based on your use of a web site).
The Fund may disclose all of the information it collects, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing our compliance with industry standards. Such third parties are required to uphold and maintain our privacy policy when handling your nonpublic personal information.
The Fund may disclose information about stockholders or potential investors at their request. The Fund will not sell or disclose your nonpublic personal information to anyone except as disclosed above or as otherwise permitted or required by law.
Within the Fund and its affiliates, access to information about stockholders and potential investors is restricted to those personnel who need to know the information to service stockholder accounts. The personnel of the Fund and its affiliates have been instructed to follow our procedures to protect the privacy of your information.
The Fund reserves the right to change this privacy notice in the future. Except as described in this privacy notice, the Fund will not use your personal information for any other purpose unless we inform you how such information will be used at the time you disclose it or the Fund obtains your permission to do so.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
TAX INFORMATION
(amounts in 000’s)
(UNAUDITED)
The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its stockholders within 60 days of the Fund’s year end (November 30, 2009) as to the U.S. federal tax status of dividends and distributions received by the Fund’s preferred and common stockholders in respect of such year. The $64,896 dividend and distributions paid to common stockholders in respect of such year, is represented by $20,526 of ordinary income and $44,370 of return of capital. The Fund has met the requirements to treat 52% of its ordinary income as qualified dividends. Please note that to utilize the lower tax rate for qualifying dividend income, stockholders generally must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date.
Notification for calendar year 2009 will be mailed in February 2010. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns. Foreign stockholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.
Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:
1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.
2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.
3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.
4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.
5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.
6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.
7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.
9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.
10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.
11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.
12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.
14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.
15. These terms and conditions shall be governed by the laws of the State of Maryland.
Adopted: June 15, 2005
Amended: December 13, 2005
Amended: March 12, 2009

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)
The Fund’s Board of Directors has approved the continuation of the Fund’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term.
During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Fund’s proposed fee schedule compares to other registered investment companies that follow investment strategies similar to those of the Fund; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Fund’s performance compares to other registered investment companies that follow investment strategies similar to those of the Fund; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.
After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Adviser also discussed its expected profitability from its relationship with the Fund under the Agreement. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.
The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:
The nature, extent, and quality of the services to be provided by the Adviser
The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Fund. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, also was considered. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Fund in light of their experience as Directors of the Fund and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions or concerns raised by them in the past. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.
The Fund’s performance under the management of the Adviser
The Independent Directors reviewed information pertaining to the performance of the Fund. This data compared the Fund’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Fund. The comparative information showed that the performance of the Fund compares favorably to other similar funds. The Independent Directors also considered the fact that the Fund has historically outperformed the benchmark provided under the Agreement for a majority of the relevant periods. Based upon their review, the Independent Directors concluded that the Fund’s investment performance over time has been consistently above average compared to other closed-end funds that focus on investments in energy companies. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Fund at each regular Board of Directors meeting during the year. The Independent Directors considered the investment performance of another investment company managed by the Adviser but did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)
The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund
The Independent Directors considered the profitability of the services provided by the Adviser, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Independent Directors considered that the Adviser’s relationship with the Fund is one of its significant sources of revenue. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Fund. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Fund. The Independent Directors acknowledged that the Fund’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Fund’s portfolio, by aggregating securities trades.
The Independent Directors also considered the Fund’s management fee under the Agreement in comparison to the management fees of funds within the Fund’s peer group and believed such comparisons to be acceptable to the Fund. Based on those comparisons, the Independent Directors concluded that the management fee remains reasonable.
The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of stockholders
The Independent Directors also considered possible economies of scale that the Adviser could achieve in its management of the Fund. They considered the anticipated asset levels of the Fund, the information provided by the Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced from substantial future growth of the Company.
Based on the review of the Board of Directors of the Fund, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Fund and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Fund under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Fund under the Agreement and that approval of the continuation of the Agreement was in the best interests of stockholders of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)
Independent Directors(1)

Other
	Position(s)			Directorships
Name, Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Anne K. Costin(2) c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1950)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, retired after a 28-year career at Citigroup. During her last five years at Citigroup, she was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Kayne Anderson MLP Investment Company

Steven C. Good c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1942)	Director	3-year term (until the 2012 Annual Meeting of Stockholders)/served since inception	Senior partner at Good Swartz Brown & Berns LLP a division of JH Cohen LLP as of June 1, 2008 (accounting, tax and business advisory services provider). Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Kayne Anderson MLP Investment Company and OSI Systems, Inc. (specialized electronic products)

Gerald I. Isenberg c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars 2nd Floor Los Angeles, CA 90067 (born 1940)	Director	3-year term (until the 2011 Annual Meeting of Stockholders)/served since inception	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor. Board member of Kayne Anderson Rudnick Mutual Funds(3) from 1998 to 2002.	Kayne Anderson MLP Investment Company; Teeccino Caffe Inc.; and the Caucus for Television Producers, Writers & Directors Foundation

William H. Shea, Jr. c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1954)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since March 2008	Private investor since June 2007. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (pipeline transportation and refined petroleum products company). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. and its predecessors.	Kayne Anderson MLP Investment Company; and Penn Virginia. Corp. (oil and natural gas company)

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)
Interested Director(1) and Corporate Officers

Other
	Position(s)			Directorships
Name, Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Kevin S. McCarthy(4) c/o KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100, Houston, TX 77002 (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Development Company (“KED”) since inception (KYN inception in 2004 and KED inception in 2006). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	Kayne Anderson MLP Investment Company; Kayne Anderson Energy Development Company; Range Resources Corporation; Clearwater Natural Resources, LLC; Direct Fuel Partners, L.P.; and ProPetro Services, Inc.

Terry A. Hart c/o KA Fund Advisors, LLC 717 Texas Avenue Suite 3100, Houston, TX 77002 (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since December 2005	Chief Financial Officer and Treasurer of KYN since December 2005 and of KED since September 2006. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None

David J. Shladovsky c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1960)	Secretary and Chief Compliance Officer	Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004 and of KED since 2006.	None

J.C. Frey c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Senior Managing Director of KACALP since 2004, and of KAFA since 2006 and Managing Director of KACALP since 2000. Executive Vice President of KYN and KYD since June 2008. Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004 and of KED since 2006.	None

James C. Baker c/o KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100, Houston, TX 77002 (born 1972)	Executive Vice President	Elected annually/served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006. Executive Vice President of KYN and KED since June 2008 and Vice President of KYN from 2004 to 2008 and of KED from 2006 to 2008. Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Director at UBS Securities LLC (energy investment banking group) from 2002 to 2004 and Associate Director from 2000 to 2002.	ProPetro Services, Inc.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

(1)	Each Director oversees two registered investment companies in the fund complex.

(2)
Due to her ownership of securities issued by one of the underwriters in certain of our previous securities offerings, Ms. Costin, in the future, may be treated as an “interested person” during any subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities.

(3)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds was formerly an affiliate of KACALP.

(4)	Mr. McCarthy is an “interested person” of Kayne Anderson Energy Total Return Fund, Inc. by virtue of his employment relationship with KAFA, investment adviser of the Fund.
Additional information regarding the Fund’s directors is contained in the Fund’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
ANNUAL CERTIFICATION
(UNAUDITED)
The Fund’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE’s corporate governance listing standards.
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)
The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:
•	without charge, upon request, by calling (877) 657-3863;
•	on the Fund’s website, http://www.kaynefunds.com; and
•	on the website of the Securities and Exchange Commission, http://www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).
The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Fund also makes its Forms N-Q available on its website at http://www.kaynefunds.com.
SHARE REPURCHASE DISCLOSURE
(UNAUDITED)
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common stock in the open market.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC	Ultimus Fund Solutions, LLC
717 Texas Avenue, Suite 3100	260 Madison Avenue, 8th Floor
Houston, TX 77002	New York, NY 10016

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor	350 South Grand Avenue
Dallas, TX 75254	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105
For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863; or visit us on the web at http://www.kaynefunds.com.
This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(c) and (d) During the period covered by this report, there was no amendment to, and no waiver granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has one audit committee financial expert serving on its audit committee.
(a)(2) The audit committee financial expert is Steven C. Good. Mr. Good is “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d) The information in the table below is provided for services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2009, and (b) fiscal year ended November 30, 2008.

	2009	2008
Audit Fees	$174,000	$179,000
Audit-related Fees	—	—
Tax	161,000	173,000
Other	—	—

Total	$335,000	$352,000

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.
(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).
(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal year ended November 30, 2009 was $161,000, and $173,000 for the fiscal year ended November 30, 2008. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Steven C. Good (Chair), Gerald I. Isenberg and William H. Shea, Jr. are the members of the Registrant’s Audit Committee.
Item 6. Schedule of Investments.
Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser. Effective December 31, 2006, Kayne Anderson Capital Advisors, L.P. assigned its investment management agreement to its subsidiary KA Fund Advisors, LLC (the “Adviser”). That assignment occurred only for internal organizational purposes and did not result in any change of corporate officers, portfolio management personnel or control. The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of November 30, 2009, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:
Kevin S. McCarthy is the Registrant’s President, Chief Executive Officer and co-portfolio manager and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company since July 2004 and of Kayne Anderson Energy Development Company since September 2006. Mr. McCarthy has served as a Senior Managing Director at Kayne Anderson Capital Advisors, L.P. since June 2004 and of KA Fund Advisers, LLC (collectively with Kayne Anderson Capital Advisors, L.P., “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of Kayne Anderson MLP Investment Company since July 2004 and Kayne Anderson Energy Development Company since September 2006, Vice President of Kayne Anderson MLP Investment Company from July 2004 through June 2008 and Kayne Anderson Energy Development Company from September 2006 through July 2008, and Executive Vice President of Kayne Anderson MLP Investment Company and Kayne Anderson Energy Development Company since June 2008 and July 2008, respectively. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2009. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
	(excluding us)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin McCarthy	1	$1,581	0	N/A	0	N/A
J.C. Frey	1	$1,581	1	$58	1	23

(1)
Messrs. McCarthy and Frey serve as portfolio manager of Kayne Anderson Energy Development Company (“KED”), a closed end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2009. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
	(excluding us)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin McCarthy	1	$205	1	$240	0	N/A
J.C. Frey	1	$205	10	$1,478	2	29

(1)
Messrs. McCarthy and Frey serve as portfolio manager of KED, a closed end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.

(a)(2)(iv) Potential Material Conflicts of Interest:
Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to that of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.
(a)(3) Compensation, as of November 30, 2009:
Messrs. McCarthy and Frey are compensated by Kayne Anderson Capital Advisors, L.P. through partnership distributions from Kayne Anderson Capital Advisors, L.P., based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts.
Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.
(a)(4) As of November 30, 2009, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each portfolio manager in the Registrant is shown below:
Kevin McCarthy: $100,001-$500,000
J.C. Frey: $100,001-$500,000
Through their limited partnership interests in Kayne Anderson Capital Advisors, L.P., which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.
(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the 1940 Act) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.
(b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
(a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
(b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.
(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

Date: February 8, 2010	By:	/s/ Kevin S. McCarthy Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: February 8, 2010	By:	/s/ Kevin S. McCarthy Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Date: February 8, 2010	By:	/s/ Terry A. Hart Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index
(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
(a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
(b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.
(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.